Report of Independent
Registered Public
Accounting Firm

To the Shareholders and
Board of Directors of
Federated Investment
Series Funds, Inc.:

In planning and
performing our audit of
the financial statements
of Federated Bond Fund
(the sole portfolio
constituting Federated
Investment Series Funds,
Inc.) (the ?Fund?) as of
and for the year ended
November 30, 2011, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered the
Fund?s internal control
over financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion on
the financial statements
and to comply with the
requirements of Form N-
SAR, but not for the
purpose of expressing an
opinion on the
effectiveness of the
Fund?s internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are required
to assess the expected
benefits and related costs
of controls.  A company?s
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles.  A
company?s internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that, in reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company; (2)
provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being made
only in accordance with
authorizations of
management and
directors of the company;
and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition,
use or disposition of a
company?s assets that
could have a material
effect on the financial
statements.

Because of its inherent
limitations, internal
control over financial
reporting may not prevent
or detect misstatements.
Also, projections of any
evaluation of
effectiveness to future
periods are subject to the
risk that controls may
become inadequate
because of changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or
employees, in the normal
course of performing
their assigned functions,
to prevent or detect
misstatements on a timely
basis.  A material
weakness is a deficiency,
or a combination of
deficiencies, in internal
control over financial
reporting, such that there
is a reasonable possibility
that a material
misstatement of the
company?s annual or
interim financial
statements will not be
prevented or detected on
a timely basis.

Our consideration of the
Fund?s internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and would
not necessarily disclose
all deficiencies in internal
control that might be
material weaknesses
under standards
established by the Public
Company Accounting
Oversight Board (United
States).  However, we
noted no deficiencies in
the Fund?s internal
control over financial
reporting and its
operation, including
controls over
safeguarding securities,
that we consider to be a
material weakness as
defined above as of
November 30, 2011.

This report is intended
solely for the information
and use of management
and the Board of
Directors of the Fund and
the Securities and
Exchange Commission
and is not intended to be
and should not be used by
anyone other than these
specified parties.


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Boston, Massachusetts
January 25, 2012